UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2016

Date of reporting period:    March 31, 2016

ITEM 1.    REPORTS TO STOCKHOLDERS.

MAR    03.31.16

SEMI-ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

May 10, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Limited Duration High Income Portfolio (the “Fund”) for the semi-annual reporting period ended March 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (high-yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by Standard & Poor’s Ratings Services or CCC by Fitch Ratings at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund will invest on a global basis, including securities of issuers in both developed and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Global High Yield 1-5 Year Index (US dollar hedged) for the six- and 12-month periods ended March 31, 2016.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	1

The Fund seeks to generate less volatile returns over a full market cycle, while achieving much of the yield and return of the broad high-yield market, as measured by the Barclays US Corporate High Yield 2% Issuer Capped Index. The Fund’s Senior Investment Management Team (the “Team”) expects the Fund to generally underperform the broader high-yield market in bullish environments, due to investments that look to reduce the impact of market volatility and downside risks. Conversely, the Team expects the Fund to generally outperform the broader high-yield market in a bearish market due to these investments.

All share classes underperformed the benchmark for the six-month period, before sales charges. For the 12-month period, Advisor Class shares outperformed the benchmark, however, Class A and Class C shares underperformed. Sector positioning detracted for both periods, mainly from an underweight to emerging-market corporates. Security selection was the largest contributor to returns for both periods, specifically within the energy, communications and capital goods sectors for the six-month period and the energy, basic materials and communications sectors for the 12-month period. Currency positioning had an immaterial impact on returns for both periods. Yield-curve positioning along the intermediate part of the US yield curve contributed to returns for both periods.

The Fund utilized derivatives, for hedging and investment purposes, including currency forwards and purchased options and interest rate swaps for hedging purposes, which detracted from absolute performance during both periods. Treasury futures and written options detracted during the six-month period and added during the 12-month period; credit default swaps and total return swaps added during the six-month period and detracted during the 12-month period; written swaptions added during both periods.

Market Review and Investment Strategy

Bond markets were volatile for the six- and 12-month periods ended March 31, 2016, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. In February oil prices reached $26 per barrel, their lowest level since May 2003, ultimately ending the period at $38 per barrel. These dynamics caused volatility within government bond yields, with the yield on the US 10-Year Treasury ranging from 2.5% to 1.7%, ultimately ending the period at 1.8%. Adding to the volatility, the US Federal Reserve raised the target on official rates by 25 basis points in December, lifting the range to 0.25%-0.50%, which was the first rate hike in nine years.

In other markets, including Europe and Japan, further accommodative monetary policy measures were introduced. The European Central Bank delivered further quantitative easing measures by cutting the deposit rate and increasing monthly bond purchases. Additionally,

2	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

the Bank of Japan decreased its deposit rate early in 2016. In emerging markets, political and economic instability across regions negatively affected the investment environment, as slower growth in China, Brazil and other emerging-market economies caused further pressure on credit markets throughout most of the reporting period. However, in mid-February, many risk assets rallied on the back of oil prices moving higher. March 2016 was the strongest month for high-yield securities in almost five years. For the 12-month period, investment-grade bonds outperformed US high-yield bonds. Emerging-market hard currency government bonds (US dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities) outperformed the US 10-Year Treasury. However, emerging-market local currency government bonds (local emerging-market bonds denominated in domestic currency of issuing country) underperformed the US 10-Year Treasury.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays Global High Yield 1-5 Year Index (US dollar hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global High Yield 1-5 Year Index represents the performance of non-investment-grade fixed-income securities in US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Limited Duration High Income Portfolio*
Class A	1.66%	0.14%

Class C	1.30%	-0.66%

Advisor Class†	1.91%	0.43%

Barclays Global High Yield 1-5 Year Index (US dollar hedged)	2.00%	0.39%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			3.58%
1 Year	0.14%	-4.13%
3 Years	1.92%	0.44%
Since Inception†	4.53%	3.49%

Class C Shares			3.00%
1 Year	-0.66%	-1.63%
3 Years	1.21%	1.21%
Since Inception†	3.77%	3.77%

Advisor Class Shares‡			3.99%
1 Year	0.43%	0.43%
3 Years	2.23%	2.23%
Since Inception†	4.83%	4.83%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.84% and 0.84% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.05%, 1.80% and 0.80% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2016.

†	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.13%
3 Years	0.44%
Since Inception*	3.49%

Class C Shares
1 Year	-1.63%
3 Years	1.21%
Since Inception*	3.77%

Advisor Class Shares†
1 Year	0.43%
3 Years	2.23%
Since Inception*	4.83%

*	Inception date: 12/7/2011.

†	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

8	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,016.60	$5.29	1.05%
Hypothetical**	$1,000	$1,019.75	$5.30	1.05%
Class C
Actual	$1,000	$1,013.00	$8.91	1.77%
Hypothetical**	$1,000	$1,016.15	$8.92	1.77%
Advisor Class
Actual	$1,000	$1,019.10	$3.89	0.77%
Hypothetical**	$1,000	$1,021.15	$3.89	0.77%
Class R
Actual	$1,000	$1,016.50	$6.40	1.27%
Hypothetical**	$1,000	$1,018.65	$6.41	1.27%
Class K
Actual	$1,000	$1,016.70	$5.14	1.02%
Hypothetical**	$1,000	$1,019.90	$5.15	1.02%
Class I
Actual	$1,000	$1,018.10	$3.88	0.77%
Hypothetical**	$1,000	$1,021.15	$3.89	0.77%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $298.4

*	All data are as of March 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 61.7%
Industrial – 53.3%
Basic – 3.2%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	558	$535,680
ArcelorMittal 5.125%, 6/01/20		765	734,400
5.50%, 2/25/17		135	136,688
6.125%, 6/01/18		1,283	1,295,830
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		1,440	1,371,600
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		540	432,000
Freeport-McMoRan, Inc. 2.375%, 3/15/18		840	743,400
Huntsman International LLC 4.875%, 11/15/20		730	722,700
Lundin Mining Corp. 7.50%, 11/01/20(a)		327	312,285
7.875%, 11/01/22(a)		90	85,500
Novelis, Inc. 8.375%, 12/15/17		424	431,208
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		854	879,705
Steel Dynamics, Inc. 6.125%, 8/15/19		925	955,062
Teck Resources Ltd. 2.50%, 2/01/18		29	25,375
3.85%, 8/15/17		328	309,960
4.50%, 1/15/21		740	518,000

			9,489,393

Capital Goods – 5.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 3.634% (LIBOR 3 Month + 3.00%), 12/15/19(a)(b)		2,058	2,027,130
Ashtead Capital, Inc. 6.50%, 7/15/22(a)		1,055	1,120,937
Ball Corp. 4.375%, 12/15/20		651	677,447
Berry Plastics Corp. 5.125%, 7/15/23		568	572,260
6.00%, 10/15/22(a)		287	300,812
Bombardier, Inc. 7.50%, 3/15/18(a)		795	783,075

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Clean Harbors, Inc. 5.25%, 8/01/20	U.S.$	885	$907,037
CNH Industrial Capital LLC 3.25%, 2/01/17		712	710,220
3.625%, 4/15/18		975	975,000
GFL Environmental, Inc. 9.875%, 2/01/21(a)		540	561,600
HD Supply, Inc. 5.25%, 12/15/21(a)		668	701,400
KLX, Inc. 5.875%, 12/01/22(a)		961	956,195
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		814	830,280
7.875%, 8/15/19		501	518,535
Sealed Air Corp. 4.875%, 12/01/22(a)		660	686,400
6.50%, 12/01/20(a)		440	497,200
SPX FLOW, Inc. 6.875%, 9/01/17		1,335	1,380,056
Standard Industries, Inc./NJ 5.125%, 2/15/21(a)		835	854,831
TA MFG. Ltd. 3.625%, 4/15/23(a)	EUR	585	583,093
Terex Corp. 6.00%, 5/15/21	U.S.$	139	134,483
United Rentals North America, Inc. 7.375%, 5/15/20		900	941,625
7.625%, 4/15/22		415	441,975
8.25%, 2/01/21		388	405,460

			17,567,051

Communications - Media – 6.2%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		408	428,910
Altice Financing SA 6.625%, 2/15/23(a)		1,270	1,270,000
Altice US Finance I Corp. 5.375%, 7/15/23(a)		716	735,243
AMC Networks, Inc. 5.00%, 4/01/24		750	752,813
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	442,072
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22	U.S.$	430	442,900
7.375%, 6/01/20		1,078	1,121,794
CSC Holdings LLC 6.75%, 11/15/21		1,050	1,078,350
8.625%, 2/15/19		420	462,000

12	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 4.625%, 7/15/17	U.S.$	65	$66,300
5.125%, 5/01/20		160	158,800
7.875%, 9/01/19		1,670	1,837,000
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20		560	572,600
5.00%, 4/15/22(a)		290	297,250
RR Donnelley & Sons Co. 7.00%, 2/15/22		250	231,250
8.25%, 3/15/19		789	826,477
Sinclair Television Group, Inc. 5.375%, 4/01/21		1,102	1,136,437
6.375%, 11/01/21		460	485,300
Sirius XM Radio, Inc. 5.75%, 8/01/21(a)		580	606,825
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,435	1,463,700
Telesat Canada/Telesat LLC 6.00%, 5/15/17(a)		947	947,000
Time, Inc. 5.75%, 4/15/22(a)		1,050	931,549
Univision Communications, Inc. 5.125%, 5/15/23(a)		347	345,265
6.75%, 9/15/22(a)		1,286	1,363,160
Virgin Media Secured Finance PLC 5.25%, 1/15/21		600	636,000

			18,638,995

Communications - Telecommunications – 4.2%
CenturyLink, Inc.
Series N 6.00%, 4/01/17		600	616,500
Series V 5.625%, 4/01/20		150	151,952
CommScope, Inc. 4.375%, 6/15/20(a)		577	592,868
5.00%, 6/15/21(a)		820	826,150
Embarq Corp. 7.082%, 6/01/16		120	120,771
Frontier Communications Corp. 6.25%, 9/15/21		995	919,768
8.125%, 10/01/18		530	565,775
8.875%, 9/15/20(a)		430	446,663
Level 3 Financing, Inc. 7.00%, 6/01/20		1,000	1,043,200
Numericable-SFR SA 4.875%, 5/15/19(a)		1,188	1,182,060
6.00%, 5/15/22(a)		289	281,775

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qwest Capital Funding, Inc. 6.50%, 11/15/18	U.S.$	510	$527,850
SBA Communications Corp. 4.875%, 7/15/22		380	384,750
5.625%, 10/01/19		858	895,537
SoftBank Group Corp. 4.50%, 4/15/20(a)		436	441,995
Sprint Communications, Inc. 9.00%, 11/15/18(a)		771	807,623
T-Mobile USA, Inc. 5.25%, 9/01/18		915	935,587
6.25%, 4/01/21		230	241,454
6.542%, 4/28/20		270	278,775
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		371	350,595
6.50%, 4/30/20(a)		979	988,790

			12,600,438

Consumer Cyclical - Automotive – 2.8%
Alliance Automotive Finance PLC 6.25%, 12/01/21(a)	EUR	353	425,679
Autodis SA 6.50%, 2/01/19(a)		723	850,115
Commercial Vehicle Group, Inc. 7.875%, 4/15/19	U.S.$	1,711	1,437,240
Dana Holding Corp. 5.375%, 9/15/21		568	565,160
Schaeffler Holding Finance BV 6.25%, 11/15/19(a)(c)		250	261,563
6.75%, 11/15/22(a)(c)		400	435,000
6.875% (6.875% Cash or 7.625% PIK), 8/15/18(a)(c)		675	695,250
6.875%, 8/15/18(a)(c)	EUR	235	276,939
Tenneco, Inc. 6.875%, 12/15/20	U.S.$	1,260	1,304,100
ZF North America Capital, Inc. 4.00%, 4/29/20(a)		1,411	1,426,874
4.50%, 4/29/22(a)		590	601,800

			8,279,720

Consumer Cyclical - Entertainment – 1.7%
AMC Entertainment, Inc. 5.875%, 2/15/22		524	538,410
Carlson Wagonlit BV 6.875%, 6/15/19(a)		970	1,002,737
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		419	400,145
Live Nation Entertainment, Inc. 5.375%, 6/15/22(a)		230	234,025
7.00%, 9/01/20(a)		831	870,473

14	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NCL Corp., Ltd. 4.625%, 11/15/20(a)	U.S.$	1,000	$1,005,000
Regal Entertainment Group 5.75%, 6/15/23		870	887,400

			4,938,190

Consumer Cyclical - Other – 6.8%
Beazer Homes USA, Inc. 6.625%, 4/15/18		1,234	1,255,595
CalAtlantic Group, Inc. 6.625%, 5/01/20		1,218	1,324,575
8.375%, 5/15/18		260	289,250
DR Horton, Inc. 3.625%, 2/15/18		375	384,375
3.75%, 3/01/19		590	601,800
4.00%, 2/15/20		600	618,000
GLP Capital LP/GLP Financing II, Inc. 5.375%, 11/01/23		1,024	1,024,000
International Game Technology PLC 5.625%, 2/15/20(a)		1,150	1,193,125
6.25%, 2/15/22(a)		640	651,072
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		1,110	1,143,300
KB Home 4.75%, 5/15/19		459	457,279
7.50%, 9/15/22		249	250,245
8.00%, 3/15/20		265	277,588
9.10%, 9/15/17		489	526,897
Lennar Corp. 4.125%, 12/01/18		200	204,000
4.50%, 6/15/19		150	154,875
6.95%, 6/01/18		1,275	1,373,812
Series B 6.50%, 4/15/16		370	370,000
MCE Finance Ltd. 5.00%, 2/15/21(a)		600	574,500
MDC Holdings, Inc. 5.625%, 2/01/20		369	373,613
Meritage Homes Corp. 7.00%, 4/01/22		916	975,540
7.15%, 4/15/20		708	746,940
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,555	1,576,381
PulteGroup, Inc. 4.25%, 3/01/21		977	991,655
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		429	423,101
Studio City Finance Ltd. 8.50%, 12/01/20(a)		440	441,779

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875%, 4/15/23(a)	U.S.$	695	$667,200
Toll Brothers Finance Corp. 4.375%, 4/15/23		285	278,588
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		524	528,423
Wynn Macau Ltd. 5.25%, 10/15/21(a)		550	518,375

			20,195,883

Consumer Cyclical - Retailers – 2.2%
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	216	290,065
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	1,497	1,482,030
Dollar Tree, Inc. 5.25%, 3/01/20(a)		60	62,775
5.75%, 3/01/23(a)		539	571,340
Group 1 Automotive, Inc. 5.00%, 6/01/22		1,395	1,381,050
Hanesbrands, Inc. 6.375%, 12/15/20		250	258,750
L Brands, Inc. 6.625%, 4/01/21		490	551,201
8.50%, 6/15/19		510	596,751
New Look Secured Issuer PLC 6.50%, 7/01/22(a)	GBP	301	424,529
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25	U.S.$	395	420,675
5.75%, 6/01/22		387	404,899
William Carter Co. (The) 5.25%, 8/15/21		110	113,025

			6,557,090

Consumer Non-Cyclical – 8.6%
Amsurg Corp. 5.625%, 11/30/20		470	485,275
Aramark Services, Inc. 5.125%, 1/15/24		141	148,579
5.75%, 3/15/20		860	886,875
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	657	920,025
5.50%, 7/15/21(a)		580	770,548
Care UK Health & Social Care PLC 5.591% (LIBOR 3 Month + 5.00%), 7/15/19(a)(b)		233	286,373

16	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Constellation Brands, Inc. 3.75%, 5/01/21	U.S.$	440	$445,500
4.25%, 5/01/23		695	710,638
Endo Finance LLC 5.75%, 1/15/22(a)		1,159	1,098,152
Envision Healthcare Corp. 5.125%, 7/01/22(a)		787	798,805
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		1,752	1,690,680
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22		875	899,062
HCA, Inc. 6.50%, 2/15/20		510	559,725
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		67	69,345
HRG Group, Inc. 7.875%, 7/15/19		1,536	1,619,866
IMS Health, Inc. 4.125%, 4/01/23(a)	EUR	391	435,967
Jarden Corp. 5.00%, 11/15/23(a)	U.S.$	701	734,298
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		793	838,597
LifePoint Health, Inc. 5.50%, 12/01/21		1,343	1,403,435
Mallinckrodt International Finance SA 3.50%, 4/15/18		652	625,920
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		657	615,609
5.75%, 8/01/22(a)		306	281,903
MEDNAX, Inc. 5.25%, 12/01/23(a)		272	282,880
Post Holdings, Inc. 6.75%, 12/01/21(a)		1,375	1,448,906
R&R Ice Cream PLC 5.50%, 5/15/20(a)	GBP	354	519,618
Revlon Consumer Products Corp. 5.75%, 2/15/21	U.S.$	470	482,925
RSI Home Products, Inc. 6.50%, 3/15/23(a)		695	724,538
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		270	274,050
6.625%, 8/15/22		1,165	1,237,812
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	346	416,155
Tenet Healthcare Corp. 4.75%, 6/01/20	U.S.$	125	128,125
6.00%, 10/01/20		661	703,965
6.25%, 11/01/18		657	699,705

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(a)	U.S.$	310	$254,200
5.875%, 5/15/23(a)		280	218,400
6.375%, 10/15/20(a)		430	356,900
6.75%, 8/15/18(a)		738	669,735
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	765	1,076,756

			25,819,847

Energy – 3.8%
Antero Resources Corp. 5.125%, 12/01/22	U.S.$	216	196,020
6.00%, 12/01/20		266	252,700
Cenovus Energy, Inc. 3.00%, 8/15/22		54	48,012
3.80%, 9/15/23		30	26,958
CHC Helicopter SA 9.25%, 10/15/20		1,220	515,239
Chesapeake Energy Corp. 4.875%, 4/15/22		370	129,500
7.25%, 12/15/18		470	256,150
Continental Resources, Inc./OK 3.80%, 6/01/24		26	20,540
4.50%, 4/15/23		65	54,356
5.00%, 9/15/22		261	224,949
DCP Midstream Operating LP 2.70%, 4/01/19		805	719,135
Denbury Resources, Inc. 5.50%, 5/01/22		388	174,600
Energy Transfer Equity LP 7.50%, 10/15/20		1,675	1,612,187
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		953	571,800
Laredo Petroleum, Inc. 5.625%, 1/15/22		90	75,150
7.375%, 5/01/22		127	107,950
PHI, Inc. 5.25%, 3/15/19		1,130	994,400
QEP Resources, Inc. 5.375%, 10/01/22		328	287,820
Range Resources Corp. 5.00%, 3/15/23		34	28,815
Sabine Pass Liquefaction LLC 5.625%, 2/01/21(d)		1,010	970,862
6.25%, 3/15/22		385	376,819
SM Energy Co. 5.00%, 1/15/24		415	287,259
6.125%, 11/15/22		264	192,456
Southern Star Central Corp. 5.125%, 7/15/22(a)		2,000	1,840,000

18	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21	U.S.$	990	$970,200
Transocean, Inc. 5.80%, 12/15/16(e)		150	149,550
Whiting Petroleum Corp. 5.00%, 3/15/19		69	47,783
WPX Energy, Inc. 6.00%, 1/15/22		445	324,850

			11,456,060

Other Industrial – 0.4%
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		1,117	1,119,792

Services – 0.8%
ADT Corp. (The) 3.50%, 7/15/22		345	298,425
4.125%, 6/15/23		451	392,934
IHS, Inc. 5.00%, 11/01/22		1,431	1,482,873
Service Corp. International/US 7.00%, 6/15/17(d)		300	320,250

			2,494,482

Technology – 4.2%
Amkor Technology, Inc. 6.375%, 10/01/22		305	291,275
Avaya, Inc. 7.00%, 4/01/19(a)		337	227,475
9.00%, 4/01/19(a)		715	482,625
CDW LLC/CDW Finance Corp. 6.00%, 8/15/22		699	738,752
Dell, Inc. 4.625%, 4/01/21		785	755,563
First Data Corp. 5.00%, 1/15/24(a)		985	986,231
6.75%, 11/01/20(a)		1,041	1,095,652
Infor US, Inc. 5.75%, 8/15/20(a)		1,655	1,704,650
Iron Mountain Europe PLC 6.125%, 9/15/22(a)	GBP	626	910,331
Iron Mountain, Inc. 6.00%, 10/01/20(a)	U.S.$	272	286,620
6.00%, 8/15/23		281	295,050
Micron Technology, Inc. 5.25%, 8/01/23(a)		1,014	828,945
Nokia Oyj 5.375%, 5/15/19		415	444,050

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NXP BV/NXP Funding LLC 3.75%, 6/01/18(a)	U.S.$	650	$658,125
Sanmina Corp. 4.375%, 6/01/19(a)		1,500	1,533,750
Sensata Technologies BV 4.875%, 10/15/23(a)		725	728,625
Zayo Group LLC/Zayo Capital, Inc. 6.375%, 5/15/25(a)		643	628,597

			12,596,316

Transportation - Airlines – 1.1%
Air Canada 6.75%, 10/01/19(a)		1,520	1,573,200
8.75%, 4/01/20(a)		265	280,900
British Airways PLC 8.75%, 8/23/16(d)	GBP	899	1,318,259

			3,172,359

Transportation - Services – 1.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125%, 6/01/22(a)	U.S.$	1,071	1,014,103
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	237	281,818
Hertz Corp. (The) 4.25%, 4/01/18	U.S.$	365	365,000
5.875%, 10/15/20		663	670,691
7.50%, 10/15/18		750	762,000
XPO Logistics, Inc. 6.50%, 6/15/22(a)		148	143,745
7.875%, 9/01/19(a)		955	988,425

			4,225,782

			159,151,398

Financial Institutions – 6.8%
Banking – 3.5%
Ally Financial, Inc. 3.75%, 11/18/19		380	376,200
4.125%, 3/30/20		370	367,225
4.75%, 9/10/18		405	411,075
5.50%, 2/15/17		100	101,832
Bank of Ireland 10.00%, 7/30/16(a)	EUR	1,100	1,282,271
BBVA International Preferred SAU 4.952%, 9/20/16(a)(f)		100	108,100
5.919%, 4/18/17(f)	U.S.$	263	260,370
Danske Bank A/S 5.684%, 2/15/17(f)	GBP	500	722,139
HBOS Capital Funding LP 4.939%, 5/23/16(f)	EUR	348	395,989

20	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lloyds Bank PLC 4.385%, 5/12/17(f)	EUR	850	$989,848
Lloyds Banking Group PLC 6.267%, 11/14/16(a)(f)	U.S.$	680	663,000
Royal Bank of Scotland Group PLC 6.00%, 12/19/23		344	348,403
Series U 7.64%, 9/30/17(f)		1,200	1,165,500
Societe Generale SA 5.922%, 4/05/17(a)(f)		1,552	1,536,480
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(f)		550	550,000
Zions Bancorporation 5.65%, 11/15/23		1,112	1,100,880

			10,379,312

Finance – 2.9%
AerCap Aviation Solutions BV 6.375%, 5/30/17		730	752,813
CIT Group, Inc. 4.25%, 8/15/17		370	376,516
5.00%, 5/15/17		870	885,225
5.50%, 2/15/19(a)		282	291,729
Enova International, Inc. 9.75%, 6/01/21		165	117,150
International Lease Finance Corp. 8.25%, 12/15/20		400	467,000
8.875%, 9/01/17		1,283	1,379,866
Navient Corp. 4.875%, 6/17/19		1,151	1,110,715
5.50%, 1/15/19		838	823,335
8.00%, 3/25/20		320	318,400
OneMain Financial Holdings LLC 6.75%, 12/15/19(a)		433	433,433
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		1,958	1,566,400

			8,522,582

Insurance – 0.2%
CNO Financial Group, Inc. 4.50%, 5/30/20		683	696,660

Other Finance – 0.2%
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	424	500,562
7.375%, 4/15/21(a)	U.S.$	200	208,000

			708,562

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.0%
Sabra Health Care LP/Sabra Capital Corp. 5.375%, 6/01/23	U.S.$	89	$87,220

			20,394,336

Utility – 1.6%
Electric – 1.6%
Calpine Corp. 6.00%, 1/15/22(a)		926	969,985
DPL, Inc. 6.75%, 10/01/19		1,404	1,425,060
Dynegy, Inc. 6.75%, 11/01/19		579	576,105
FirstEnergy Corp. Series B 4.25%, 3/15/23		745	775,524
NRG Energy, Inc. 8.25%, 9/01/20		665	669,988
Talen Energy Supply LLC 6.50%, 5/01/18		275	266,750

			4,683,412

Total Corporates – Non-Investment Grade (cost $190,328,380)			184,229,146

CORPORATES – INVESTMENT GRADE – 10.6%
Industrial – 5.5%
Basic – 0.2%
CF Industries, Inc. 3.45%, 6/01/23		105	101,562
Glencore Funding LLC 2.125%, 4/16/18(a)		52	48,555
Vale Overseas Ltd. 4.375%, 1/11/22		450	383,063

			533,180

Capital Goods – 0.0%
General Electric Co. Series D 5.00%, 1/21/21(f)		35	36,050

Communications - Media – 0.3%
Discovery Communications LLC 4.90%, 3/11/26		729	751,616
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(f)		114	117,420

			869,036

22	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.6%
Crown Castle International Corp. 4.875%, 4/15/22	U.S.$	880	$941,776
Qwest Corp. 6.75%, 12/01/21		265	284,875
Verizon Communications, Inc. 2.625%, 2/21/20		665	684,244

			1,910,895

Consumer Cyclical - Automotive – 1.0%
Banque PSA Finance SA 4.375%, 4/04/16(a)		736	736,000
General Motors Co. 4.00%, 4/01/25		470	458,341
4.875%, 10/02/23		699	732,475
Volkswagen Group of America Finance LLC 1.25%, 5/23/17(a)		229	227,401
2.45%, 11/20/19(a)		745	740,235

			2,894,452

Consumer Cyclical - Retailers – 0.4%
AutoNation, Inc. 6.75%, 4/15/18		106	113,780
CVS Health Corp. 3.50%, 7/20/22		600	643,146
Gap, Inc. (The) 5.95%, 4/12/21		536	580,724

			1,337,650

Consumer Non-Cyclical – 0.1%
Mylan, Inc. 3.125%, 1/15/23(a)		300	287,007
Newell Rubbermaid, Inc. 3.85%, 4/01/23		108	112,008
Universal Health Services, Inc. 7.125%, 6/30/16		65	65,777

			464,792

Energy – 1.2%
Devon Energy Corp. 4.00%, 7/15/21		251	223,496
Halliburton Co. 2.70%, 11/15/20		578	586,800
Hiland Partners LP/Hiland Partners Finance Corp. 5.50%, 5/15/22(a)		180	173,250
7.25%, 10/01/20(a)		289	299,838
Kinder Morgan, Inc./DE 7.00%, 6/15/17		55	57,704
7.25%, 6/01/18		871	930,984

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Oil Corp. 2.70%, 6/01/20	U.S.$	305	$258,824
Regency Energy Partners LP/Regency Energy Finance Corp. 5.75%, 9/01/20		1,000	999,357

			3,530,253

Services – 0.1%
eBay, Inc. 3.80%, 3/09/22		192	197,660

Technology – 1.6%
Denali International LLC/Denali Finance Corp. 5.625%, 10/15/20(a)		520	548,535
Hewlett Packard Enterprise Co. 4.40%, 10/15/22(a)		981	1,024,927
Seagate HDD Cayman 3.75%, 11/15/18		1,825	1,816,990
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		517	535,514
Total System Services, Inc. 3.80%, 4/01/21		309	317,777
Western Digital Corp. 7.375%, 4/01/23(a)		436	444,720

			4,688,463

			16,462,431

Financial Institutions – 4.9%
Banking – 2.5%
BBVA Bancomer SA/Texas 6.50%, 3/10/21(a)		520	568,100
BNP Paribas SA 5.945%, 4/19/16(a)(f)	GBP	200	287,381
Cooperatieve Rabobank UA 6.875%, 3/19/20(a)	EUR	500	669,930
Credit Agricole SA Series TSDI 5.00%, 6/20/18(f)	GBP	650	938,319
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)	U.S.$	500	506,500
Lloyds Banking Group PLC 4.50%, 11/04/24		900	904,196
Nationwide Building Society 6.00%, 12/15/16(f)	GBP	1,294	1,846,426
Nordea Bank AB 4.875%, 5/13/21(a)	U.S.$	530	574,091
Santander Bank NA 8.75%, 5/30/18		250	278,514
UBS AG/Jersey 7.25%, 2/22/22(a)		975	1,001,813

			7,575,270

24	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.5%
E*TRADE Financial Corp. 5.375%, 11/15/22	U.S.$	900	$950,625
GFI Group, Inc. 8.375%, 7/19/18		467	495,020

			1,445,645

Finance – 0.6%
Aviation Capital Group Corp. 3.875%, 9/27/16(a)		310	311,550
4.625%, 1/31/18(a)		126	128,835
7.125%, 10/15/20(a)		713	808,839
HSBC Finance Corp. 6.676%, 1/15/21		457	524,185

			1,773,409

Insurance – 1.2%
Allstate Corp. (The) 6.125%, 5/15/37		605	589,875
Cloverie PLC for Zurich Insurance Co., Ltd. 8.25%, 1/18/18(a)(f)		500	548,125
Progressive Corp. (The) 6.70%, 6/15/37		725	691,469
Prudential Financial, Inc. 8.875%, 6/15/38		820	899,950
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		900	884,250

			3,613,669

REITS – 0.1%
EPR Properties 5.75%, 8/15/22		273	294,336

			14,702,329

Utility – 0.2%
Electric – 0.2%
EDP Finance BV 6.00%, 2/02/18(a)		526	556,245

Total Corporates – Investment Grade (cost $32,488,413)			31,721,005

BANK LOANS – 6.4%
Industrial – 6.3%
Basic – 0.2%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 4.25% (LIBOR 3 Month + 3.25%), 6/30/19(b)		97	81,295

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ineos US Finance LLC 4.25% (LIBOR 1 Month + 3.25%), 3/31/22(b)	U.S.$	613	$603,902

			685,197

Capital Goods – 0.2%
Berry Plastics Corporation 3.75% (LIBOR 3 Month + 2.75%), 1/06/21(b)		288	286,822
Serta Simmons Holdings, LLC 4.25% (LIBOR 3 Month + 3.25%), 10/01/19(b)		133	132,596

			419,418

Communications - Media – 0.4%
Checkout Holding Corp. (fka Catalina Marketing) 4.50% (LIBOR 1 Month + 3.50%), 4/09/21(b)		246	208,781
Time, Inc. 4.25% (LIBOR 1 Month + 3.25%), 4/26/21(b)		513	503,969
TownSquare Media, Inc. 4.25% (LIBOR 1 Month + 3.25%), 4/01/22(b)		420	414,914

			1,127,664

Consumer Cyclical - Automotive – 0.4%
Affinia Group, Inc. 4.75% (LIBOR 1 Month + 3.50%), 4/27/20(b)		333	332,217
American Tire Distributors, Inc. 5.25% (LIBOR 1 Month + 4.25%), 9/01/21(b)		583	580,284
CS Intermediate Holdco 2 LLC 4.00% (LIBOR 3 Month + 3.00%), 4/04/21(b)		280	277,389
Navistar, Inc. 6.50% (LIBOR 3 Month + 5.50%), 8/07/20(b)		70	63,541

			1,253,431

Consumer Cyclical - Entertainment – 0.4%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5/14/20(g)		783	757,886
4.00% (LIBOR 3 Month + 3.25%), 5/14/20(b)		274	272,682
Station Casinos LLC 4.25% (LIBOR 1 Month + 3.25%), 3/02/20(b)		153	152,465

			1,183,033

26	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Beazer Homes USA, Inc. 6.406% (LIBOR 3 Month + 5.50%), 3/11/18(b)	U.S.$	300	$297,000
La Quinta Intermediate Holdings L.L.C. 3.75% (LIBOR 3 Month + 2.75%), 4/14/21(b)		420	411,963
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International, LLC) 3.50% (LIBOR 3 Month + 4.25%), 5/14/20(b)		486	480,172

			1,189,135

Consumer Cyclical - Retailers – 1.0%
Dollar Tree, Inc. 3.50% (LIBOR 1 Month + 2.75%), 7/06/22(b)		20	20,407
J.C. Penney Corporation, Inc. 6.00% (LIBOR 3 Month + 5.00%), 5/22/18(b)		953	954,417
Manitowoc Foodservice, Inc. 5.75% (LIBOR 1 Month + 4.75%), 3/03/23(b)		73	73,187
Michaels Stores, Inc. 4.00% (LIBOR 3 Month + 3.00%), 1/28/20(b)		146	145,509
Petco Animal Supplies, Inc. 5.75% (LIBOR 3 Month + 4.75%), 1/26/23(b)		980	978,501
Petsmart, Inc. 3/11/22(g)		725	721,556

			2,893,577

Consumer Non-Cyclical – 2.2%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (fka Burger King/Tim Hortons) 3.75% (LIBOR 3 Month + 2.75%), 12/10/21(b)		1,863	1,860,265
Acadia Healthcare Company, Inc.
4.25% (LIBOR 1 Month + 3.50%), 2/11/22(b)		84	84,096
4.50% (LIBOR 1 Month + 3.75%), 2/16/23(b)		322	322,939
Air Medical Group Holdings, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/28/22(b)		500	486,599
Alere, Inc. (fka IM US Holdings, LLC) 4.25% (LIBOR 1 Month + 3.25%), 6/20/22(b)		694	688,714

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Concordia Healthcare Corp. 5.25% (LIBOR 3 Month + 4.25%), 10/21/21(b)	U.S.$	658	$639,752
DJO Finance LLC 4.25% (LIBOR 1 Month + 3.25%), 6/08/20(b)		275	268,584
Envision Healthcare Corporation (fka Emergency Medical Services Corporation) 4.25% (LIBOR 1 Month + 3.25%), 5/25/18(b)		138	138,047
Grifols Worldwide Operations Limited 3.433% (LIBOR 1 Month + 3.00%), 2/27/21(b)		157	156,588
Horizon Pharma, Inc. 4.50% (LIBOR 3 Month + 3.50%), 5/07/21(g)		903	862,792
Kinetic Concepts, Inc. 5/04/18(g)		317	315,305
Ortho-Clinical Diagnostics Holdings (Luxembourg) S.Ã r.l. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(b)		485	448,695
Vizient, Inc. 6.25% (LIBOR 3 Month + 5.25%), 2/13/23(b)		280	281,632

			6,554,008

Other Industrial – 0.6%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20(b)		146	133,087
Gates Global LLC 4.25% (LIBOR 3 Month + 3.25%), 7/06/21(b)		507	477,592
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21(b)		369	358,603
Travelport Finance (Luxembourg) S.Ã r.l. 5.75% (LIBOR 3 Month + 4.75%), 9/02/21(b)		747	745,896
Unifrax Holding Co. 4.50% (EURIBOR 3 Month + 3.50%), 11/28/18(b)	EUR	72	73,829

			1,789,007

Technology – 0.5%
Avago Technologies Cayman Holdings Ltd. 4.25% (LIBOR 3 Month + 3.50%), 2/01/23(b)	U.S.$	270	268,496

28	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BMC Software Finance, Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(b)	U.S.$	656	$549,033
Solera, LLC (Solera Finance, Inc.) 5.75% (LIBOR 3 Month + 4.75%), 2/28/23(b)		700	698,628

			1,516,157

			18,610,627

Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.25% (LIBOR 3 Month + 3.25%), 12/19/16(b)		330	329,485

Total Bank Loans (cost $19,134,290)			18,940,112

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.6%
Risk Share Floating Rate – 2.6%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933% (LIBOR 1 Month + 2.50%), 7/25/25(b)(h)		339	334,390
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.633% (LIBOR 1 Month + 2.20%), 2/25/24(b)		485	483,441
Series 2014-DN3, Class M2 2.833% (LIBOR 1 Month + 2.40%), 8/25/24(b)		591	595,390
Series 2014-HQ1, Class M2 2.933% (LIBOR 1 Month + 2.50%), 8/25/24(b)		1,420	1,435,544
Series 2014-HQ2, Class M2 2.633% (LIBOR 1 Month + 2.20%), 9/25/24(b)		1,200	1,184,900
Series 2014-HQ3, Class M2 3.083% (LIBOR 1 Month + 2.65%), 10/25/24(b)		495	498,852
Series 2015-HQ1, Class M2 2.633% (LIBOR 1 Month + 2.20%), 3/25/25(b)		901	902,446
Series 2015-HQA2, Class M2 3.233% (LIBOR 1 Month + 2.80%), 5/25/28(b)		366	367,010

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.433% (LIBOR 1 Month + 2.00%), 10/25/23(b)	U.S.$	70	$70,054
Series 2014-C01, Class M1 2.033% (LIBOR 1 Month + 1.60%), 1/25/24(b)		299	298,276
Series 2014-C02, Class 2M1 1.383% (LIBOR 1 Month + 0.95%), 5/25/24(b)		66	65,000
Series 2015-C02, Class 2M1 1.633% (LIBOR 1 Month + 1.20%), 5/25/25(b)		432	431,539
Series 2015-C04, Class 1M2 6.133% (LIBOR 1 Month + 5.70%), 4/25/28(b)		168	170,208
Series 2015-C04, Class 2M2 5.983% (LIBOR 1 Month + 5.55%), 4/25/28(b)		260	258,945
Series 2016-C01, Class 1M2 7.183% (LIBOR 1 Month + 6.75%), 8/25/28(b)		460	491,286
Series 2016-C01, Class 2M2 7.383% (LIBOR 1 Month + 6.95%), 8/25/28(b)		203	216,650

Total Collateralized Mortgage Obligations (cost $7,791,036)			7,803,931

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.5%
Non-Agency Fixed Rate CMBS – 0.5%
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		158	159,915
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39		150	152,395
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		500	498,504
Series 2012-CBX, Class E 5.22%, 6/15/45(a)		100	96,233
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		163	159,908
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		483	469,786

30	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-4, Class AJFX 5.147%, 12/12/49(a)	U.S.$	30	$30,152

Total Commercial Mortgage-Backed Securities (cost $1,585,468)			1,566,893

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Capital Goods – 0.3%
Cemex SAB de CV 6.50%, 12/10/19(a)		950	977,313

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 7.25%, 1/24/20(a)(c)(i)		275	38,445
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(i)		425	15,512

			53,957

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		421	404,227

Total Emerging Markets – Corporate Bonds (cost $2,088,940)			1,435,497

GOVERNMENTS – TREASURIES – 0.4%
United States – 0.4%
U.S. Treasury Notes 3.75%, 11/15/18 (cost $1,252,857)		1,182	1,272,636

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.2%
Petrobras Global Finance BV 3.25%, 3/17/17		325	318,906
3.50%, 2/06/17		155	152,551

			471,457

Norway – 0.0%
Eksportfinans ASA 2.375%, 5/25/16		112	112,086

Total Governments – Sovereign Agencies (cost $591,104)			583,543

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Citigroup Capital XIII 6.988% C(d)		18,500	486,365

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	31

Portfolio of Investments

		Shares	U.S. $ Value

US Bancorp Series F 6.50% USB,		3,000	$88,260

Total Preferred Stocks (cost $581,900)			574,625

EMERGING MARKETS – SOVEREIGNS – 0.1%
Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a) (cost $240,000)		240	235,584

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Apr 2016, Exercise Price: $ 187.00(j)(k)		407	2,646
SPDR S&P 500 ETF Trust Expiration: Apr 2016, Exercise Price: $ 190.00(j)(k)		619	5,571
SPDR S&P 500 ETF Trust Expiration: Apr 2016, Exercise Price: $ 194.00(j)(k)		393	5,895
SPDR S&P 500 ETF Trust Expiration: Apr 2016, Exercise Price: $ 197.00(j)(k)		414	10,764

			24,876

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 25 RTP, Barclays Bank PLC (Buy Protection) Expiration: Apr 2016, Exercise Rate: 98.00%(k)	U.S.$	9,490	3,686

Total Options Purchased – Puts (premiums paid $148,534)			28,562

		Shares
SHORT-TERM INVESTMENTS – 16.7%
Investment Companies – 12.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.42%(l)(m) (cost $38,061,889)		38,061,889	38,061,889

32	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 3.9%
U.S. Treasury Bill Zero Coupon, 4/07/16-6/23/16 (cost $11,720,707)	U.S.$	11,725	$11,720,707

Total Short-Term Investments (cost $49,782,596)			49,782,596

Total Investments – 99.9% (cost $306,013,518)			298,174,130
Other assets less liabilities – 0.1%			190,167

Net Assets – 100.0%			$298,364,297

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	20	June 2016	$2,608,314	$2,607,813	$(501)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	503	USD	548	5/13/16	$(25,138)
BNP Paribas SA	GBP	8,643	USD	12,255	5/12/16	(159,579)
Citibank	EUR	1,582	USD	1,753	5/13/16	(49,241)
Goldman Sachs Bank USA	CAD	1,082	USD	790	4/08/16	(43,018)
Goldman Sachs Bank USA	KRW	1,645,728	USD	1,368	4/08/16	(69,171)
Goldman Sachs Bank USA	USD	185	EUR	164	5/13/16	2,504
HSBC Bank USA	USD	1,391	MXN	25,337	4/14/16	73,695
JPMorgan Chase Bank	CAD	822	USD	614	4/08/16	(19,272)
Royal Bank of Scotland PLC	GBP	308	USD	443	5/12/16	1,390
Standard Chartered Bank	CNY	9,024	USD	1,375	4/08/16	(20,950)
Standard Chartered Bank	TWD	45,750	USD	1,405	5/20/16	(18,449)
State Street Bank & Trust Co.	USD	1,376	NOK	11,837	4/06/16	54,946
State Street Bank & Trust Co.	USD	686	SEK	5,808	4/06/16	29,623
State Street Bank & Trust Co.	KRW	42,377	USD	34	4/08/16	(2,661)
State Street Bank & Trust Co.	SGD	1,931	USD	1,368	4/08/16	(64,770)
State Street Bank & Trust Co.	MXN	644	USD	35	4/14/16	(2,201)
State Street Bank & Trust Co.	GBP	187	USD	269	5/12/16	191
State Street Bank & Trust Co.	EUR	7,403	USD	8,058	5/13/16	(376,549)
State Street Bank & Trust Co.	USD	822	EUR	735	5/13/16	15,226

						$(673,424)

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	33

Portfolio of Investments

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(j)	1,440	$182.00	April 2016	$54,811	$(6,480)
SPDR S&P 500 ETF Trust(j)	393	186.00	April 2016	6,272	(2,358)

				$61,083	$(8,838)

CREDIT DEFAULT SWAPTIONS WRITTEN

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 25, 5 Year Index	Barclays Bank PLC	Sell	$95.00	April 2016	$9,490	$15,658	$(2,300)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.77%	$480	$(28,397)	$(11,009)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29	10,920	(328,841)	(339,266)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.86	370	(1,922)	2,678

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.50	1,540	17,500	10,780
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	819	24,663	26,068
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	818	24,633	23,968
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	818	24,633	23,156
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	818	24,633	24,190
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	566	17,044	18,322
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	566	17,044	19,243
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	566	17,044	17,812
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	566	17,044	3,420

34	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00%	4.29%		$5,817	$175,171	$231,644
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	3.26	EUR	938	79,999	10,385
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	3.26		1,112	94,839	12,217
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.69		$2,454	124,541	(7,127)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		934	28,126	33,905
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		1,247	37,552	45,279
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	5.00	2.21	EUR	3	310	(209)

					$365,616	$145,456

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International Teck Resources Ltd., 3.15%, 1/15/17, 6/20/18*	(1.00)%	8.63%	$3,700	$562,986	$66,454	$496,532

Sale Contracts
Barclays Bank PLC
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 6/20/17*	1.00	0.30	180	1,615	(2,285)	3,900
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	0.61	180	9,994	(3,888)	13,882
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.06	35	3,093	1,003	2,090

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	35

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00%	1.80%	EUR	326	$40,485	$33,271	$7,214
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	1.80		424	52,631	43,700	8,931
Virgin Media Finance PLC, 4.875%, 2/15/22, 12/20/18*	5.00	1.51		$230	21,323	8,019	13,304
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	0.70		200	10,857	1,413	9,444
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	0.70		140	7,600	489	7,111
Citibank, NA
Bombardier, Inc., 7.45%, 5/01/34, 6/20/19*	5.00	6.99		1,000	(52,899)	62,260	(115,159)
EDP – Energias de Portugal, S.A., 6.00%, 5/21/18, 3/20/19*	5.00	1.28	EUR	630	78,990	77,148	1,842
ThyssenKrupp AG, 4.00%, 8/27/18, 3/20/19*	1.00	1.68		1,050	(25,302)	(61,485)	36,183
Unitymedia GmbH, 9.625%, 12/01/19, 3/20/19*	5.00	1.41		40	4,818	3,182	1,636
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	1.80		670	83,184	73,137	10,047
Credit Suisse International
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	2.37		$200	(7,997)	(14,456)	6,459
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.06		18	1,591	552	1,039
Deutsche Bank AG
Sprint Communications, Inc., 6.00%, 12/01/16, 9/20/18*	5.00	8.57		510	(40,666)	14,934	(55,600)

36	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United States Steel Corp., 6.65%, 6/01/37, 3/20/19*	5.00%	9.47%		$295	$(34,089)	$7,056	$(41,145)
Goldman Sachs International
CCO Holdings, LLC, 7.25%, 10/30/17, 3/20/19*	5.00	0.63		300	38,728	18,389	20,339
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/20*	1.00	12.05		2,950	(1,037,725)	(254,202)	(783,523)
Wendel, 4.875%, 5/26/16, 3/20/19*	5.00	0.93	EUR	1,050	145,174	128,103	17,071
JPMorgan Chase Bank, NA
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 12/20/16*	5.00	0.24		$150	5,466	1,341	4,125
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.06		450	39,774	3,685	36,089
Unitymedia GmbH, 9.625%, 12/01/19, 9/20/18*	5.00	1.17	EUR	190	20,512	10,324	10,188

					$(69,857)	$218,144	$(288,001)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA iBoxx $ Liquid High Yield Index	14,035	LIBOR	$3,179	6/20/16	$17,919
iBoxx $ Liquid High Yield Index	7,190	LIBOR	1,622	6/20/16	15,963
iBoxx $ Liquid High Yield Index	12,360	LIBOR	2,801	6/20/16	14,233
iBoxx $ Liquid High Yield Index	7,175	LIBOR	1,622	6/20/16	12,392
iBoxx $ Liquid High Yield Index	3,596	LIBOR	811	6/20/16	8,009
iBoxx $ Liquid High Yield Index	3,593	LIBOR	811	6/20/16	7,374
iBoxx $ Liquid High Yield Index	2,838	LIBOR	649	6/20/16	(2,625)
iBoxx $ Liquid High Yield Index	4,244	LIBOR	973	6/20/16	(6,262)
iBoxx $ Liquid High Yield Index	10,227	LIBOR	2,345	6/20/16	(15,600)
JPMorgan Chase Bank, NA iBoxx $ Liquid High Yield Index	4,523	LIBOR	1,037	6/20/16	(6,674)

					$44,729

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	37

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $94,354,422 or 31.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

(c)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2016.

(d)	Variable rate coupon, rate shown as of March 31, 2016.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933%, 7/25/25	7/27/15	$338,529	$334,390	0.11%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13-3/15/13	435,701	15,512	0.01%

(i)	Security is in default and is non-income producing.

(j)	One contract relates to 100 shares.

(k)	Non-income producing security.

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

38	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	39

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $267,951,629)	$260,112,241
Affiliated issuers (cost $38,061,889)	38,061,889
Cash	6,907
Cash collateral due from broker	455,976
Foreign currencies, at value (cost $526,566)	539,152
Interest and dividends receivable	3,904,256
Receivable for investment securities sold	1,258,391
Unrealized appreciation on credit default swaps	707,426
Receivable for capital stock sold	697,620
Upfront premium paid on credit default swaps	554,460
Unrealized appreciation on forward currency exchange contracts	177,575
Unrealized appreciation on total return swaps	75,890
Receivable for variation margin on exchange-traded derivatives	7,240

Total assets	306,559,023

Liabilities
Options written, at value (premiums received $61,083)	8,838
Swaptions written, at value (premiums received $15,658)	2,300
Payable for investment securities purchased	4,617,208
Unrealized depreciation on credit default swaps	995,427
Unrealized depreciation on forward currency exchange contracts	850,999
Payable for capital stock redeemed	624,639
Upfront premium received on credit default swaps	336,316
Cash collateral due to broker	220,000
Dividends payable	181,301
Advisory fee payable	136,735
Distribution fee payable	33,330
Unrealized depreciation on total return swaps	31,161
Administrative fee payable	11,637
Payable for variation margin on exchange-traded derivatives	441
Transfer Agent fee payable	199
Accrued expenses	144,195

Total liabilities	8,194,726

Net Assets	$298,364,297

Composition of Net Assets
Capital stock, at par	$30,019
Additional paid-in capital	317,053,110
Distributions in excess of net investment income	(398,958)
Accumulated net realized loss on investment and foreign currency transactions	(9,778,516)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(8,541,358)

$298,364,297

See notes to financial statements.

40	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$34,166,570	3,433,872	$9.95	*

C	$31,178,129	3,135,141	$9.94

Advisor	$232,990,249	23,446,829	$9.94

R	$9,983	1,003	$9.95

K	$9,985	1,004	$9.95

I	$9,381	943	$9.95

*	The maximum offering price per share for Class A shares was $10.39 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	41

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2016 (unaudited)

Investment Income
Interest	$6,467,364
Dividends
Affiliated issuers	48,648
Unaffiliated issuers	19,549
Other income	19,055	$6,554,616

Expenses
Advisory fee (see Note B)	838,313
Distribution fee—Class A	43,220
Distribution fee—Class C	152,546
Distribution fee—Class R	25
Distribution fee—Class K	12
Transfer agency—Class A	8,405
Transfer agency—Class C	8,524
Transfer agency—Advisor Class	60,077
Transfer agency—Class R	3
Transfer agency—Class K	2
Transfer agency—Class I	1
Custodian	98,621
Audit and tax	63,946
Registration fees	29,645
Printing	24,663
Administrative	23,677
Legal	19,756
Directors’ fees	9,893
Miscellaneous	5,972

Total expenses	1,387,301
Less: expenses waived and reimbursed by the Adviser (see Note B)	(119,395)

Net expenses		1,267,906

Net investment income		5,286,710

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(5,017,882)
Futures		(86,544)
Options written		(66,369)
Swaptions written		46,535
Swaps		282,451
Foreign currency transactions		637,616
Net change in unrealized appreciation/depreciation of:
Investments		4,359,516
Futures		(501)
Options written		54,173
Swaptions written		18,409
Swaps		650,298
Foreign currency denominated assets and liabilities		(964,709)

Net loss on investment and foreign currency transactions		(87,007)

Net Increase in Net Assets from Operations		$5,199,703

See notes to financial statements.

42	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,286,710		$12,263,400
Net realized loss on investment transactions and foreign currency transactions	(4,204,193)		(2,471,270)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,117,186		(8,880,661)

Net increase in net assets from operations	5,199,703		911,469
Dividends and Distributions to Shareholders from
Net investment income
Class A	(597,400)		(1,908,616)
Class C	(488,124)		(1,224,048)
Advisor Class	(4,569,243)		(11,930,202)
Class R	(182)		(454)
Class K	(195)		(478)
Class I	(196)		(477)
Tax return of capital
Class A	– 0	–	(170,439)
Class C	– 0	–	(109,307)
Advisor Class	– 0	–	(1,065,365)
Class R	– 0	–	(41)
Class K	– 0	–	(43)
Class I	– 0	–	(43)
Capital Stock Transactions
Net increase (decrease)	19,510,977		(90,561,565)

Total increase (decrease)	19,055,340		(106,059,609)
Net Assets
Beginning of period	279,308,957		385,368,566

End of period (including distributions in excess of net investment income of ($398,958) and ($30,328), respectively)	$298,364,297		$279,308,957

See notes to financial statements.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	43

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently publicly offered. As of March 31, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, Class 1, Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

44	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	45

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

46	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	47

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$180,836,248		$3,392,898		$184,229,146
Corporates – Investment Grade		– 0	–	31,721,005		– 0	–	31,721,005
Bank Loans		– 0	–	– 0	–	18,940,112		18,940,112
Collateralized Mortgage Obligations		– 0	–	– 0	–	7,803,931		7,803,931
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	1,566,893		1,566,893
Emerging Markets – Corporate Bonds		– 0	–	1,397,052		38,445		1,435,497
Governments – Treasuries		– 0	–	1,272,636		– 0	–	1,272,636
Governments – Sovereign Agencies		– 0	–	583,543		– 0	–	583,543
Preferred Stocks		574,625		– 0	–	– 0	–	574,625
Emerging Markets – Sovereigns		– 0	–	235,584		– 0	–	235,584
Options Purchased – Puts		– 0	–	28,562		– 0	–	28,562
Short-Term Investments:
Investment Companies		38,061,889		– 0	–	– 0	–	38,061,889
U.S. Treasury Bills		– 0	–	11,720,707		– 0	–	11,720,707

Total Investments in Securities		38,636,514		227,795,337		31,742,279		298,174,130
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	177,575		– 0	–	177,575
Centrally Cleared Credit Default Swaps		– 0	–	503,067		– 0	–	503,067	(b)
Credit Default Swaps		– 0	–	707,426		– 0	–	707,426
Total Return Swaps		– 0	–	75,890		– 0	–	75,890
Liabilities:
Futures		(501)		– 0	–	– 0	–	(501	)(b)
Forward Currency Exchange Contracts		– 0	–	(850,999)		– 0	–	(850,999)
Put Options Written		– 0	–	(8,838)		– 0	–	(8,838)
Credit Default Swaptions Written		– 0	–	(2,300)		– 0	–	(2,300)
Centrally Cleared Credit Default Swaps		– 0	–	(357,611)		– 0	–	(357,611	)(b)
Credit Default Swaps		– 0	–	(995,427)		– 0	–	(995,427)
Total Return Swaps		– 0	–	(31,161)		– 0	–	(31,161)

Total(c)		$38,636,013		$227,012,959		$31,742,279		$297,391,251

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

48	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates Non-Investment Grade		Bank Loans		Collateralized Mortgage Obligation
Balance as of 9/30/15	$2,792,875		$13,623,831		$7,011,920
Accrued discounts/(premiums)	(26,818)		11,861		(2,171)
Realized gain (loss)	– 0	–	(287,378)		7,115
Change in unrealized appreciation/depreciation	(1,756)		122,622		32,759
Purchases/Payups	628,597		8,561,246		1,457,226
Sales/Paydowns	– 0	–	(3,092,070)		(702,918)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/16	$3,392,898		$18,940,112		$7,803,931

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(1,756)		$(16,734)		$40,522

	Commercial Mortgage- Backed Securities		Emerging Markets - Corporate Bonds		Total
Balance as of 9/30/15	$2,963,129		$ – 0	–	$26,391,755
Accrued discounts/(premiums)	(191)		(95)		(17,414)
Realized gain (loss)	(95,598)		– 0	–	(375,861)
Change in unrealized appreciation/depreciation	(31,837)		(54,002)		67,786
Purchases/Payups	– 0	–	– 0	–	10,647,069
Sales/Paydowns	(1,268,610)		– 0	–	(5,063,598)
Transfers in to Level 3	– 0	–	92,542		92,542
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/16	$1,566,893		$38,445		$31,742,279	(b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(50,524)		$(54,002)		$(82,494)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of March 31, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	49

Notes to Financial Statements

valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

50	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	51

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, .80%, 1.30%, 1.05% and .80% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to January 29, 2016 the Expense Caps were 1.75%, .75%, 1.25%, 1.00% and .75% of the daily average net assets for the Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2017. For the six months ended March 31, 2016, such reimbursements/waivers amounted to $119,395.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended March 31, 2016, the reimbursement for such services amounted to $23,677.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $25,366 for the six months ended March 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,470 from the sale of Class A shares and received $0 and $211 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended March 31, 2016.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money

52	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolio in an amount equal to Government Money Market Portfolio’s effective management fee. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2016, is as follows:

Market Value September 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2016 (000)	Dividend Income (000)
$27,141	$94,039	$83,118	$38,062	$49

Brokerage commissions paid on investment transactions for the six months ended March 31, 2016 amounted to $22,864, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Portfolio’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $181,438, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	53

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$72,720,568		$71,136,904
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$2,457,955
Gross unrealized depreciation	(10,297,343)

Net unrealized depreciation	$(7,839,388)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are

54	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	55

Notes to Financial Statements

things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At March 31, 2016, the Portfolio had maximum payments for written put options amounted to $33,517,800. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premiums received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

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Notes to Financial Statements

At March 31, 2016, the maximum payments for written put swaptions amounted to $9,490,000, with net unrealized appreciation of $13,358, and a term of less than 5 years, as reflected in the portfolio of investments.

During the six months ended March 31, 2016, the Portfolio held purchased options for hedging and non-hedging purposes.

During the six months ended March 31, 2016, the Portfolio held written options for hedging and non-hedging purposes.

For the six months ended March 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 09/30/15	518		$36,503
Options written	4,903		208,525
Options expired	(2,160)		(107,141)
Options bought back	(1,428)		(76,804)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 03/31/16	1,833		$61,083

	Notional Amount		Premiums Received
Swaptions written outstanding as of 09/30/15	9,540,000		$15,584
Swaptions written	39,940,000		47,385
Swaptions expired	(32,230,000)		(33,343)
Swaptions bought back	(7,760,000)		(13,968)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 03/31/16	9,490,000		$15,658

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	57

Notes to Financial Statements

counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the

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Notes to Financial Statements

Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2016, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	59

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $16,485,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

60	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

During the six months ended March 31, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	61

Notes to Financial Statements

At March 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$501	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$503,067	*	Receivable/Payable for variation margin on exchange-traded derivatives	357,611	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	177,575		Unrealized depreciation on forward currency exchange contracts	850,999

Credit contracts	Investments in securities, at value	3,686

Equity contracts	Investments in securities, at value	24,876

Credit contracts				Swaptions written, at value	2,300

Equity contracts				Options written, at value	8,838

Credit contracts	Unrealized appreciation on credit default swaps	707,426		Unrealized depreciation on credit default swaps	995,427

Equity contracts	Unrealized appreciation on total return swaps	75,890		Unrealized depreciation on total return swaps	31,161

Total		$1,492,520			$2,246,837

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$71,442	$(501)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(157,986)	– 0 –

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(79,865)	(969,665)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(117,877)	(65,733)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	83,824	(128,083)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	46,535	18,409

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(66,369)	54,173

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	63

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(242,321)	$	– 0 –

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	212,575		381,707

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	312,197		268,591

Total		$62,155		$(441,102)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2016:

Futures:
Average original value of buy contracts	$2,576,251	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,119,644	(b)
Average principal amount of sale contracts	$24,686,372

Purchased Options:
Average monthly cost	$108,780

Credit Default Swaps:
Average notional amount of buy contracts	$3,992,857
Average notional amount of sale contracts	$12,098,853

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,459,431
Average notional amount of sale contracts	$15,524,820

Total Return Swaps:
Average notional amount	$9,436,429

(a)	Positions were open for four months during the period.

(b)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

64	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Barclays Bank PLC**	$3,686	$	– 0	–	$	– 0	–	$	– 0	–		$3,686
Morgan Stanley & Co., Inc./Morgan Stanley & Co. LLC**	32,116		(9,279)			– 0	–		– 0	–		22,837

Total	$35,802		$(9,279)		$	– 0	–	$	– 0	–		$26,523

OTC Derivatives:
Barclays Bank PLC	$147,598		$(2,300)			$(145,298)		$	– 0	–	$	– 0	–
Citibank/ Citibank, NA	242,882		(151,929)			– 0	–		– 0	–		90,953
Credit Suisse International	1,591		(1,591)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	749,392		(749,392)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	73,695		– 0	–		– 0	–		– 0	–		73,695
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	65,752		(25,946)			– 0	–		– 0	–		39,806
Royal Bank of Scotland PLC	1,390		– 0	–		– 0	–		– 0	–		1,390
State Street Bank & Trust Co.	99,986		(99,986)			– 0	–		– 0	–		– 0	–

Total	$1,382,286		$(1,031,144)			$(145,298)		$	– 0	–		$205,844	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co. LLC**	$9,279		$(9,279)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$9,279		$(9,279)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$25,138	$	– 0	–	$	– 0	–	$	– 0	–		$25,138
Barclays Bank PLC	2,300		(2,300)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	159,579		– 0	–		– 0	–		– 0	–		159,579
Citibank/ Citibank, NA	151,929		(151,929)			– 0	–		– 0	–		– 0	–
Credit Suisse International	7,997		(1,591)			– 0	–		– 0	–		6,406

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	65

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Deutsche Bank AG	$74,755	$	– 0	–	$	– 0	–	$	– 0	–	$74,755
Goldman Sachs Bank USA/ Goldman Sachs International	1,149,914		(749,392)			– 0	–		– 0	–	400,522
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	25,946		(25,946)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	39,399		– 0	–		– 0	–		– 0	–	39,399
State Street Bank & Trust Co.	446,181		(99,986)			– 0	–		– 0	–	346,195

Total	$2,083,138		$(1,031,144)		$	– 0	–	$	– 0	–	$1,051,994	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in

66	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2016, the Portfolio did not have bridge loan commitments outstanding.

During the period ended March 31, 2016, the Portfolio did not receive commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class A
Shares sold	1,158,853	1,246,563	$11,441,275	$12,833,605

Shares issued in reinvestment of dividends and distributions	37,806	135,351	374,156	1,395,859

Shares redeemed	(1,025,440)	(3,518,331)	(10,134,865)	(36,348,044)

Net increase (decrease)	171,219	(2,136,417)	$1,680,566	$(22,118,580)

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	67

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class C
Shares sold	799,960	748,223	$7,911,364	$7,701,314

Shares issued in reinvestment of dividends and distributions	32,165	87,234	317,900	898,247

Shares redeemed	(641,748)	(974,009)	(6,330,726)	(10,046,049)

Net increase (decrease)	190,377	(138,552)	$1,898,538	$(1,446,488)

Advisor Class
Shares sold	6,545,458	8,426,112	$64,668,060	$86,633,237

Shares issued in reinvestment of dividends and distributions	349,090	919,795	3,448,516	9,466,914

Shares redeemed	(5,291,136)	(15,795,396)	(52,184,703)	(163,096,648)

Net increase (decrease)	1,603,412	(6,449,489)	$15,931,873	$(66,996,497)

There were no transactions in capital shares for Class R, Class K and Class I for the six months ended March 31, 2016 and year ended September 30, 2015.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

68	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	69

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$15,064,275		$12,462,162
Long-term capital gains	– 0	–	383,856

Total taxable distributions	15,064,275		12,846,018
Tax return of capital	1,345,238		– 0	–

Total distributions paid	$16,409,513		$12,846,018

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(5,571,385	)(a)
Unrealized appreciation/(depreciation)	(12,433,378	)(b)

Total accumulated earnings/(deficit)	$(18,004,763	)(c)

(a)	As of September 30, 2015, the Portfolio had a net capital loss carryforward of $5,560,280. Additionally, as of that date the Portfolio’s cumulative deferred loss on straddles was $11,105.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

70	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Portfolio had a net short-term capital loss carryforward of $3,374,940 and a net long-term capital loss carryforward of $2,185,340 which may be carried forward for an indefinite period.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	71

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.39	.38	.43	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	(.39)	(.06)	.17†	.59

Net increase in net asset value from operations	.17	– 0	–	.32	.60	.91

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.48)	(.41)	(.48)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.52)	(.43)	(.50)	(.41)

Net asset value, end of period	$ 9.95	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	1.66%	(.09)%	2.99%	5.76%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,167	$32,515	$56,628	$44,288	$5,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%^	1.05%	1.05%	1.05%	1.05	%^
Expenses, before waivers/reimbursements	1.14	%^	1.13%	1.13%	1.39%	1.88	%^
Net investment income(c)	3.65	%^	3.77%	3.57%	4.24%	4.38	%^
Portfolio turnover rate	29%	40%	40%	60%	44%

See footnote summary on page 78.

72	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2012	2013

Net asset value, beginning of period	$ 9.96	$ 10.48	$ 10.59	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.32	.31	.38	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.00)	(.40)	(.07)	.13†	.59

Net increase (decrease) in net asset value from operations	.14	(.08)	.24	.51	.85

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.40)	(.33)	(.40)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.44)	(.35)	(.42)	(.35)

Net asset value, end of period	$ 9.94	$ 9.96	$ 10.48	$ 10.59	$ 10.50

Total Return
Total investment return based on net asset value(d)	1.30%	(.79)%	2.27%	4.92%	8.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,178	$29,336	$32,323	$18,920	$3,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.77	%^	1.75%	1.75%	1.75%	1.75	%^
Expenses, before waivers/reimbursements	1.86	%^	1.84%	1.84%	2.10%	2.65	%^
Net investment income(c)	2.93	%^	3.07%	2.87%	3.57%	3.74	%^
Portfolio turnover rate	29%	40%	40%	60%	44%

See footnote summary on page 78.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.95	$ 10.48	$ 10.59	$ 10.49	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.42	.41	.47	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	†	(.40)	(.06)	.16	†	.57

Net increase in net asset value from operations	.20	.02	.35	.63	.93

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.50)	(.44)	(.51)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.55)	(.46)	(.53)	(.44)

Net asset value, end of period	$ 9.94	$ 9.95	$ 10.48	$ 10.59	$ 10.49

Total Return
Total investment return based on net asset value(d)	1.91%	.11%	3.30%	6.07%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$232,990	$217,429	$296,386	$136,646	$26,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77	%^	.75%	.75%	.75%	.75	%^
Expenses, before waivers/reimbursements	.85	%^	.84%	.84%	1.10%	1.93	%^
Net investment income(c)	3.92	%^	4.07%	3.86%	4.55%	4.62	%^
Portfolio turnover rate	29%	40%	40%	60%	44%

See footnote summary on page 78.

74	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.37	.36	.44	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	(.40)	(.07)	.13	†	.58

Net increase (decrease) in net asset value from operations	.16	(.03)	.29	.57	.90

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.45)	(.38)	(.45)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.49)	(.40)	(.47)	(.40)

Net asset value, end of period	$ 9.95	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	1.65%	(.31)%	2.76%	5.54%	9.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27	%^	1.25%	1.25%	1.25%	1.25	%^
Expenses, before waivers/reimbursements	1.35	%^	1.33%	1.34%	1.66%	2.66	%^
Net investment income(c)	3.41	%^	3.55%	3.38%	4.14%	3.80	%^
Portfolio turnover rate	29%	40%	40%	60%	44%

See footnote summary on page 78.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.96	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.39	.39	.47	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.00)	(.40)	(.07)	.13†	.58

Net increase (decrease) in net asset value from operations	.18	(.01)	.32	.60	.92

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.48)	(.41)	(.48)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.52)	(.43)	(.50)	(.42)

Net asset value, end of period	$ 9.95	$ 9.96	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	1.67%	(.16)%	3.01%	5.80%	9.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.02	%^	1.00%	1.00%	1.00%	1.00	%^
Expenses, before waivers/reimbursements	1.08	%^	1.07%	1.08%	1.40%	2.40	%^
Net investment income(c)	3.65	%^	3.80%	3.63%	4.39%	4.05	%^
Portfolio turnover rate	29%	40%	40%	60%	44%

See footnote summary on page 78.

76	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.42	.42	.52	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	(.39)	(.07)	.11†	.58

Net increase in net asset value from operations	.19	.03	.35	.63	.94

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.50)	(.44)	(.51)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.55)	(.46)	(.53)	(.44)

Net asset value, end of period	$ 9.95	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	1.81%	.26%	3.35%	6.09%	9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$9	$10	$10	$26,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77	%^	.75%	.75%	.75%	.75	%^
Expenses, before waivers/reimbursements	.86	%^	.84%	.84%	1.16%	2.16	%^
Net investment income(c)	4.00	%^	4.10%	3.95%	4.72%	4.31	%^
Portfolio turnover rate	29%	40%	40%	60%	44%

See footnote summary on page 78.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	77

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

78	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Sherif M. Hamid(2), Vice President Ivan Rudolph-Shabinsky(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Mr. Gershon M. Distenfeld, Mr. Sherif M. Hamid, Mr. Ashish C. Shah and Mr. Ivan Rudolph-Shabinsky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	79

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Limited Duration High Income Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2014 was not unreasonable.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	81

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the performance of the Class A Shares as compared with the Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged) (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (December 2011 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the Index in the 1-year period and lagged it in the 3-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 60 basis points plus the 1.8 basis point impact of the administrative expense reimbursement in the latest fiscal year was lower than the Expense Group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in fixed income securities.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	83

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB Limited Duration High Income Portfolio (the “Portfolio”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of their review of the proposed approval of the continuance Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010).

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund or the Portfolio do not include “AB.”

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	85

In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 09/30/15 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Limited Duration High Income Portfolio	$279.0	0.60% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the fiscal year ended September 30, 2014, the Adviser received $57,850 (0.018% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

In connection with planned reduction of the Portfolio’s Rule 12b-1 fees effective on February 1, 2016, the Adviser is changing the expense caps for the Portfolio as follows:

	Expense Cap Pursuant to Expense Limitation Undertaking				Gross Expense Ratio (%)[5]		Fiscal Year End
Portfolio		Current	Effective 02/01/16
Limited Duration High Income Portfolio[6]	Advisor Class A Class C Class R Class K Class I	0.75% 1.05% 1.75% 1.25% 1.00% 0.75%	0.80 1.05 1.80 1.30 1.05 0.80	% % % % % %	0.82 1.12 1.83 1.29 1.04 0.84	% % % % % %	September 30 (ratios as of March 31, 2015)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016. The expense cap for Class A shares will remain at the same level (1.05%).

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I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, with respect to the Portfolio, the

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	87

Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea and sold to non-United States resident investors. The Adviser charges the fees set forth below for Short Duration High Yield, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg	Fee[8]
Limited Duration High Income Portfolio	Short Duration High Yield Class A2 Class I2 (Institutional)	1.10% 0.55%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9,10 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

8	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

11	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

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Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Limited Duration High Income Portfolio	0.600	0.650	3/11

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.13 Pro-forma total expense ratio (italicized) is shown to reflect the Portfolio’s anticipated 12b-1 fee reduction.

Portfolio	Total Expense Ratio (%)[14]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Limited Duration High Income Portfolio	1.048	1.054	6/12	1.048	16/31
Pro-forma[15]	1.048	1.054	6/12	1.048	16/31

Based on this analysis, considering pro-forma information where available, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

15	The actual total expense ratio is equal to the pro-forma total expense ratio since the 12b-1 fee reduction will cause the expense cap reimbursement to be reduced by the same amount.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	89

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $5,863, $460,216 and $27,345 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $51,914 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

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In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1 and 3 year performance return and rankings19 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)20 for the period ended July 31, 2015.21

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Limited Duration High Income Portfolio
1 year	1.32	1.54	0.09	7/12	25/119
3 year	4.28	5.41	5.31	5/7	79/95

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

19	The performance return and rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio was provided Broadridge.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio in/from a PU are somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

92	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

	Period Ending July 31, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Limited Duration High Income Portfolio	1.33	4.28	5.50	2.70	1.53	3
Barclays Capital Global High Yield 1-5yr (USD hedged)	0.68	6.57	8.22	3.29	1.94	3
Inception Date: December 7, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	93

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

94	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

AB Family of Funds

NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	95

NOTES

96	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	97

NOTES

98	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	99

NOTES

100	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0152-0316

ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 27, 2016